Exhibit 10.1.2

Date 01 December 2017

OLYMPIA II NAVIGATION LIMITED

SUI AN NAVIGATION LIMITED

PINGEL NAVIGATION LIMITED

EBBA NAVIGATION LIMITED

and

CLAN NAVIGATION LIMITED

as Borrowers

and

ABN AMRO BANK N.V.

as a Lender

and

ABN AMRO BANK N.V.

as Lead Arranger, Agent and Security Trustee

SUPPLEMENTAL AGREEMENT

in relation to a Facility Agreement

dated as of 30 May 2008

as amended and supplemented by

an Amending and Restating Deed dated 9 June 2010,

and by supplemental agreements dated 20 May 2013,

13 March 2014, 30 June 2017 and 27 July 2017

INCE & CO

PIRAEUS

Index

Clause		Page No

1	INTERPRETATION	3

2	AGREEMENT OF THE CREDITOR PARTIES	4

3	CONDITIONS PRECEDENT	4

4	REPRESENTATIONS AND WARRANTIES	6

5	AMENDMENTS TO FACILITY AGREEMENT AND OTHER FINANCE DOCUMENTS	6

6	FURTHER ASSURANCES	10

7	FEES AND EXPENSES	11

8	NOTICES	11

9	SUPPLEMENTAL	11

10	LAW AND JURISDICTION	11

THIS SUPPLEMENTAL AGREEMENT is made on 01 December 2017

BETWEEN

(1)	OLYMPIA II NAVIGATION LIMITED, SUI AN NAVIGATION LIMITED, PINGEL NAVIGATION LIMITED, EBBA NAVIGATION LIMITED and CLAN NAVIGATION LIMITED, as joint and several Borrowers;

(2)	ABN AMRO BANK N.V. as Lenders; and

(3)	ABN AMRO BANK N.V. as Agent, Security Trustee and Lead Arranger.

BACKGROUND

(A)	By a facility agreement dated 30 May 2008 (the “Original Agreement” as amended and supplemented by an Amending and Restating Deed dated 9 June 2010, and by supplemental agreements dated 20 May 2013, 13 March 2014, 30 June 2017 and 27 July 2017, together, the “Facility Agreement”) and made between the parties hereto the Lenders have made available to the Borrowers a loan, of which USD36,250,000 is outstanding at the date hereof.

(B)	The Borrowers have requested the Creditor Parties to agree to additional security to be granted in the Security Trustee’s favor.

(C)	This Supplemental Agreement sets out the terms and conditions on which the Creditor Parties agree to consent to the matters referred to at (B) above.

IT IS AGREED as follows:

1	INTERPRETATION

1.1	Defined expressions. Words and expressions defined in the Facility Agreement and the other Finance Documents shall have the same meanings when used in this Supplemental Agreement unless the context otherwise requires.

1.2	Definitions. In this Supplemental Agreement, unless the contrary intention appears:

“Effective Date” means the date on which the Agent issues the Effective Date Notice;

“Effective Date Notice” means the written confirmation from the Agent to the Borrowers that the Agent has received the documents and evidence specified in clause 3.1 in form and substance satisfactory to it in the form of Appendix 1 to this Supplemental Agreement;

“Mortgage Addendum” means in relation to (i) Ship A, Ship B, Ship C, Ship D, Ship E and each Collateral Ship an addendum to the first preferred mortgage granted by the relevant Borrower or Collateral Guarantor (as applicable) in favour of the Security Trustee and (ii) each New Ship, an addendum to the second preferred mortgage granted by the relevant New Guarantor in favour of the Security Trustee, to be granted by the relevant Borrower or Collateral Guarantor or New Guarantor (as applicable) in favour of the Security Trustee in the Agreed Form and “Mortgage Addenda” means all of them collectively;

“Obligors” means together the Borrowers, the New Guarantors, the Collateral Guarantors, the Shareholder, the Corporate Guarantor and the Approved Manager and “Obligor” means any one of them; and

“Supplemental Security Documents” means together this Supplemental Agreement and the Mortgage Addenda and “Supplemental Security Document” means any one of them.

1.3	Application of construction and Interpretation provisions of Facility Agreement. Clauses 1.3 to 1.7 (inclusive) of the Facility Agreement apply, with any necessary modifications, to this Supplemental Agreement.

2	AGREEMENT OF THE CREDITOR PARTIES

2.1	Creditor Parties’ consent. The Creditor Parties hereby agree to amend the Facility Agreement on condition that:

2.1.1	the Agent, or its authorised representative, has received the documents and evidence specified in Clause 3.1 in form and substance satisfactory to the Agent; and

2.1.2	the representations and warranties contained in clause 4 are then true and correct as if each was made with respect to the facts and circumstances existing at such time.

3	CONDITIONS PRECEDENT

3.1	Conditions precedent. The conditions referred to in Clause 2.1.1 are that the Agent shall have received the following documents:

3.1.1	Corporate authorities

(i)	original, duly legalized resolutions of the directors of the Obligors (other than Rickmers Ship Management (Singapore) Pte. Ltd.) and the shareholders of the Obligors (other than Rickmers Ship Management (Singapore) Pte. Ltd. and the Corporate Guarantor) approving such of this Supplemental Agreement and the Mortgage Addenda to which they are respectively a party and authorising the execution and delivery thereof and performance of their obligations thereunder, additionally certified by an officer of such Obligor as having been duly passed at a duly convened meeting of its directors and not having been amended, modified or revoked and being in full force and effect;

(ii)	duly legalized originals of any powers of attorney issued by the Obligors (other than Rickmers Ship Management (Singapore) Pte. Ltd.) pursuant to such resolutions; and

(iii)	a duly legalized original certificate from a duly authorised officer of each Obligor (other than Rickmers Ship Management (Singapore) Pte. Ltd.) confirming that (a) none of the constitutional documents delivered to the Agent pursuant to the terms and conditions of the Facility Agreement have been amended or modified in any way since the date of their delivery to the Agent and that these (as applicable) remain in full force and effect or copies, certified by a duly authorised officer of such relevant company as true, complete, accurate and neither amended nor revoked, of any constitutional documents which have been amended or modified and (b) setting out the names of the directors, officers and share capital of the relevant company;

3.1.2	Certificate of goodstanding

a certified true copy of an up to date certificate of goodstanding in respect of each Obligor (other than Rickmers Ship Management (Singapore) Pte. Ltd.);

3.1.3	Supplemental Security Documents

the Supplemental Security Documents together with an acknowledgement thereto (in a letter or otherwise) duly executed, delivered and (as applicable) registered together with all other documents required by any of them;

3.1.4	Mortgage Addenda registration

evidence that each Mortgage Addendum has been duly registered against the Ship which is the subject thereof in accordance with the laws of Marshall Islands;

3.1.5	Legal opinion

a favourable legal opinion from lawyers appointed by the Agent on such matters as the Agent may require;

3.1.6	London agent

documentary evidence that the agent for service of process namely HFW Nominees Ltd at present of Friary Court, 65 Crutched Friars, London EC3N 2AE, England has accepted its appointment in respect of this Supplemental Agreement; and

3.1.7	Further opinions, etc

any further opinions, consents, agreements and documents in connection with this Supplemental Agreement and the Mortgage Addenda which the Agent (acting on the instructions of the Majority Lenders) may request by notice to the Borrowers.

3.2	If the Agent issues the Effective Date Notice prior to delivery to it of any of the documents and evidence set out in clause 3.1, the Borrowers must deliver all outstanding documents and evidence to or to the order of the Agent no later than the date specified by the Agent, and issue by the Agent of the Effective Date Notice prior to delivery to it of all such documents and evidence shall not be construed as a waiver of the Creditor Parties’ right to receive all the documents and evidence required by clause 3.1.

4	REPRESENTATIONS AND WARRANTIES

4.1	Repetition of Facility Agreement representations and warranties. The Borrowers represent and warrant to each Creditor Party that the representations and warranties in Clause 10 of the Facility Agreement, as amended and supplemented by this Supplemental Agreement and updated with appropriate modifications to refer to this Supplemental Agreement, remain true and not misleading if repeated on the date of this Supplemental Agreement with reference to the circumstances now existing.

5	AMENDMENTS TO FACILITY AGREEMENT AND OTHER FINANCE DOCUMENTS

5.1	Amendments to Facility Agreement. With effect on and from the Effective Date the Facility Agreement shall be, and shall be deemed by this Supplemental Agreement to be, amended as follows:

5.1.1	the definition of “Mortgage Addendum” contained in Clause 1.2 of this Supplemental Agreement shall be added to clause 1.1 of the Facility Agreement in alphabetical order and the Mortgage Addenda shall be added in the definition of Finance Documents contained in clause 1.1 of the Facility Agreement;

5.1.2	the definition of each of “Mortgage”, “Collateral Mortgage” and “New Mortgage” each contained in clause 1.2 of the Facility Agreement shall be construed to mean each Mortgage, Collateral Mortgage and New Mortgage respectively, as amended by the relevant Mortgage Addendum;

5.1.3	the following definitions shall be added to clause 1.1 of the Facility Agreement in alphabetical order:

“”Additional New Guarantor” means each or, as the context may require, any one of the New Guarantor H, the New Guarantor I, the New Guarantor J and the New Guarantor K and “Additional New Guarantors” means all of them collectively;

“Additional Ship” means each or, as the context may require, any one of Ship O, Ship P, Ship Q and Ship R and “Additional Ships” means all of them collectively;

“Borrower Ship” means each or, as the context may require, any one of Ship A, Ship B, Ship C, Ship D and Ship E and “Borrower Ships” means all of them collectively; and

“Charter Assignment” means, in relation to any Extended Employment Contract over a Collateral Ship and, following expiration of the relevant Approved Time Charter, a Borrower Ship and an Additional Ship (as applicable), the first priority assignment thereof in respect of a Borrower Ship and a Collateral Ship and the second priority assignment thereof in respect of an Additional Ship, each in the Agreed Form;”;

5.1.4	the definitions in the Schedule to this Supplemental Agreement shall be added to Schedule 6 of the Facility Agreement;

5.1.5	the definitions of “Approved Time Charter” and “Approved Time Charterer” contained in Schedule 6 of the Facility Agreement shall be deleted;

5.1.6	the definition of “Approved Flag” contained in clause 1.1 of the Facility Agreement shall be deleted and be replaced as follows:

““Approved Flag” means the Republic of Marshall Islands, the Republic of Liberia, the Republic of Panama or such other flag as the Agent may, with the authorisation of all the Lenders, in their absolute discretion, approve as the flag on which a Ship may be registered;”;

5.1.7	the definition of “Approved Flag State” contained in clause 1.1 of the Facility Agreement shall be deleted and be replaced as follows:

““Approved Flag State” means the Republic of Marshall Islands, the Republic of Liberia, the Republic of Panama or any other country in which the Agent may with the authorisation of all the Lenders, approve that a Ship be registered;”;

5.1.8	the definition of “Approved Time Charter Assignment” contained in clause 1.1 of the Facility Agreement shall be deleted and be replaced as follows:

““Approved Time Charter Assignment” means, in relation to (i) a Borrower Ship, the first priority assignment and (ii) an Additional Ship, the second priority assignment, in each case of the relevant Approved Time Charter in the Agreed Form;”;

5.1.9	any reference to “30%” in the definition of “Change of Control Event” contained in clause 1.1 of the Facility Agreement shall be deleted and be replaced by “25%”;

5.1.10	the definition of “Collateral Charter Assignment” contained in clause 1.1 of the Facility Agreement shall be deleted and reference to “Collateral Charter Assignment” in the definition of Finance Documents contained in clause 1.1 of the Facility Agreement shall be deleted and be replaced by “Charter Assignment”;

5.1.11	reference to “a Collateral Ship” and “either Collateral Ship” in the definition of “Extended Employment Contract” contained in clause 1.1 of the Facility Agreement shall be deleted and be replaced by “a Collateral Ship and, following expiration of the relevant Approved Time Charter, a Borrower Ship and an Additional Ship (as applicable)” and “any Collateral Ship and, following expiration of the relevant Approved Time Charter, any Borrower Ship or any Additional Ship (as applicable)” respectively;

5.1.12	the definition of “Maturity Date” contained in clause 1.1 of the Facility Agreement shall be deleted;

5.1.13	each of New Guarantor H, New Guarantor I, New Guarantor J and New Guarantor K shall be added in the definition of “New Guarantors” contained in clause 1.1 of the Facility Agreement;

5.1.14	each of Ship O, Ship P, Ship Q and Ship R shall be included in the definition of “New Ship” contained in clause 1.1 of the Facility Agreement;

5.1.15	the definition of “Ship” in clause 1.1 of the Facility Agreement shall be deleted and be replaced as follows:

“”Ship” means each or, as the context may otherwise require, any of (a) Ship A, Ship B, Ship C, Ship D, Ship E, Ship F, Ship G, Ship H, Ship I, Ship J, Ship K, Ship L, Ship M, Ship N and (b) following their acquisition by the relevant New Guarantor, the relevant Ship O, Ship P, Ship Q and Ship R (and “Ships” means all of them collectively);”

5.1.16	clause 8.1 (Repayment of Advances) of the Facility Agreement shall be deleted and be replaced as follows:

“8.1 Repayment of Loan. The Borrower shall repay the Loan by ten (10) consecutive quarterly instalments, the first six (6) each in an amount of $3,750,000 and the subsequent four (4) each in an amount of $1,035,000 together with a balloon instalment of $13,360,000 payable together with the last instalment.”;

5.1.17	clause 8.2 (Repayment Dates) of the Facility Agreement shall be deleted and be replaced as follows:

“8.2 Repayment Dates. The first instalment in respect of the Loan shall be repaid on 29 September 2017 and the last instalment shall be repaid on 29 December 2019”;

5.1.18	reference to “Clause 8.5” contained at the start of clause 8.5 (Conditions of voluntary prepayment) of the Facility Agreement shall be deleted and be replaced by “Clause 8.4”;

5.1.19	the following new sub-paragraph (iii) of paragraph (a) shall be added to clause 8.8 (Mandatory prepayment) of the Facility Agreement:

“(iii) if the Advance in relation to a Ship is refinanced by any bank or financial institution.”;

5.1.20	paragraph (a) contained in clause 8.9 (Amounts of mandatory prepayments.) of the Facility Agreement shall be deleted and be replaced by as follows:

“(a) the amount of the sale or Total Loss proceeds payable in respect of such sale or Total Loss or the amount which is being prepaid due to the refinancing of the relevant Advance by any bank or financial institution; or”;

5.1.21	the following new sub-clause 8.16 shall be added to clause 8 (Repayment and Prepayment) of the Facility Agreement:

“8.16 Adjustment of scheduled repayments If the total Commitment has been partially reduced or cancelled under this Agreement and/or any part of the Loan is prepaid before any Repayment Date, the repayment instalments (including a balloon instalment) by which the Loan shall be repaid under Clause 8.1 on any such Repayment Date shall be reduced pro rata to such reduction in, or cancellation of, the total Commitment or to the amount prepaid.”;

5.1.22	the following new paragraph (i) shall be added to clause 14.13 (Restrictions on chartering, appointment of managers etc.) of the Facility Agreement:

“(i) sell its Ship or procure the refinance of the Advance relating to its Ship by any bank or financial institution if, in either case, such Ship has been chartered pursuant to an Approved Time Charter.”;

5.1.23	Clause 14.17 (Charters etc.) of the Loan Agreement shall be deleted and be replaced as follows:

“14.17 Charters etc. The Borrowers shall (i) deliver to the Agent a Certified Copy of each Extended Employment Contract and each Approved Time Charter upon its execution, (ii) forthwith on the Agent’s request execute or procure that the relevant Collateral Guarantor or Additional New Guarantor (as applicable) executes (a) a Charter Assignment or Approved Time Charter Assignment (as applicable) in respect thereof and (b) any notice of assignment required in connection therewith and use reasonable commercial efforts to procure the acknowledgement of any such notice of assignment by the relevant charterer (provided that any failure to procure the same shall not constitute an Event of Default) and (c) any corporate authorisations required by the Agent for the due execution of the relevant Charter Assignment or Approved Time Charter Assignment (as applicable) and (iii) pay all legal and other costs incurred by the Agent in connection with any such Charter Assignments and Approved Time Charter Assignment and, forthwith following the Agent’s demand.”; and

5.1.24	reference to “is below 130 per cent of the aggregate of the Loan and the Loan (as defined in the New Facility Agreement)” contained in clause 15.1 (Minimum required security cover.) of the Facility Agreement shall be deleted and be replaced by “is for the period commencing on (i) the first Drawdown Date to occur until 31 December 2018 (both dates inclusive), below 130 per cent and (ii) 1 January 2019 and ending on the last day of the Security Period, below 150 per cent, in each case of the aggregate of the Loan and the Loan (as defined in the New Facility Agreement)”.

5.2	Amendments to Finance Documents. With effect on and from the Effective Date each of the Finance Documents other than the Facility Agreement, shall be, and shall be deemed by this Supplemental Agreement to be, amended so that the definition of, and references throughout each of the Finance Documents to, the Facility Agreement shall be construed as if the same referred to the Facility Agreement as amended and supplemented by this Supplemental Agreement.

5.3	Finance Documents to remain in full force and effect.

The Finance Documents shall remain in full force and effect as amended and supplemented by:

(a)	the amendments to the Finance Documents contained or referred to in Clauses 5.1 and 5.2; and

(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Supplemental Agreement.

6	FURTHER ASSURANCES

6.1	Borrowers’ obligation to execute further documents etc. The Borrowers shall, and shall procure that any other party to any Finance Document shall:

6.1.1	execute and deliver to the Agent (or as it may direct, acting on the instructions of the Majority Lenders) any assignment, mortgage, power of attorney, proxy or other document, governed by the law of England or such other country as the Agent may (acting on the instructions of the Majority Lenders), in any particular case, specify; and

6.1.2	effect any registration or notarisation, give any notice or take any other step, which the Agent may (acting on the instructions of the Majority Lenders), by notice to the Borrowers or other party, reasonably specify for any of the purposes described in Clause 5 or for any similar or related purpose.

6.2	Purposes of further assurances. Those purposes are:

(a)	validly and effectively to create any Security Interest or right of any kind which the Lenders intended should be created by or pursuant to the Facility Agreement or any other Finance Document, each as amended and supplemented by this Supplemental Agreement; and

(b)	implementing the terms and provisions of this Supplemental Agreement.

6.3	Terms of further assurances. The Agent may specify the terms of any document to be executed by the Borrowers or any other party under Clause 6.1, and those terms may include any covenants, powers and provisions which the Security Trustee reasonably considers appropriate to protect its interests.

6.4	Obligation to comply with notice. The Borrowers shall comply with a notice under Clause 6.1 by the date specified in the notice.

6.5	Additional corporate action. At the same time as any Borrower or any other Security Party or Obligor delivers to the Agent any document executed under Clause 6.1(a), the Borrowers or such other Security Party or Obligor shall also deliver to the Agent a director’s certificate duly signed which shall:

(a)	set out the text of a resolution of the relevant Borrower’s or that other Security Party’s or Obligor’s directors specifically authorising the execution of the document specified by the Agent (acting on the instructions of the Majority Lenders), and

(b)	state that either the resolution was duly passed at a meeting of the directors validly convened and held throughout which a quorum of directors entitled to vote on the resolution was present or that the resolution has been signed by all the directors and is valid under the relevant Borrower’s or that other Security Party’s or Obligor’s articles of association or other constitutional documents.

7	FEES AND EXPENSES

7.1	Expenses. The provisions of Clause 20 (Expenses) of the Facility Agreement, as amended and supplemented by this Supplemental Agreement, shall apply to this Supplemental Agreement as if they were expressly incorporated in this Supplemental Agreement with any necessary modifications.

8	NOTICES

8.1	General. The provisions of clause 28 (Notices) of the Facility Agreement, as amended and supplemented by this Supplemental Agreement, shall apply to this Supplemental Agreement as if they were expressly incorporated in this Supplemental Agreement with any necessary modifications.

9	SUPPLEMENTAL

9.1	Counterparts. This Supplemental Agreement may be executed in any number of counterparts each of which shall be original but which shall together constitute the same instrument.

9.2	Third party rights. A person who is not a party to this Supplemental Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Supplemental Agreement.

10	LAW AND JURISDICTION

10.1	Governing law. This Supplemental Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

10.2	Incorporation of the Facility Agreement provisions. The provisions of Clause 31 (Law and Jurisdiction) of the Facility Agreement, as amended and supplemented by this Supplemental Agreement, shall apply to this Supplemental Agreement as if they were expressly incorporated in this Supplemental Agreement with any necessary modifications.

IN WITNESS whereof the parties to this Supplemental Agreement have caused this Supplemental Agreement to be duly executed on the date first above written.

SIGNED as a deed by Stratis Camatsos	)
for and on behalf of	)
OLYMPIA II NAVIGATION LIMITED	)	/s/ Stratis Camatsos
as Borrower under and pursuant to	)
a power of attorney dated	)

SIGNED as a deed by Stratis Camatsos	)
for and on behalf of	)
SUI AN NAVIGATION LIMITED	)	/s/ Stratis Camatsos
as Borrower under and pursuant to	)
a power of attorney dated	)

SIGNED as a deed by Stratis Camatsos	)
for and on behalf of	)
PINGEL NAVIGATION LIMITED	)	/s/ Stratis Camatsos
as Borrower under and pursuant to	)
a power of attorney dated	)

SIGNED as a deed by Stratis Camatsos	)
for and on behalf of	)
EBBA NAVIGATION LIMITED	)	/s/ Stratis Camatsos
as Borrower under and pursuant to	)
a power of attorney dated	)

SIGNED as a deed by Stratis Camatsos	)
for and on behalf of	)
CLAN NAVIGATION LIMITED	)	/s/ Stratis Camatsos
as Borrower under and pursuant to	)
a power of attorney dated	)

SIGNED as a deed by Pinelopi Karamadouki	)
for and on behalf of	)
ABN AMRO BANK N.V.	)	/s/ Pinelopi Karamadouki
as a Lender under and pursuant to	)
a power of attorney dated	)

SIGNED as a deed by Pinelopi Karamadouki	)
for and on behalf of	)
ABN AMRO BANK N.V.	)	/s/ Pinelopi Karamadouki
as Lead Arranger, Agent and Security Trustee	)
under and pursuant to	)
a power of attorney dated 24 November 2017)

Witness to all the above	)
Signatures:	)
Name:
Address:
47-49 Akti Miaouli
Piraeus, Greece

Appendix 1

Form of

Effective Date Notice

To:	OLYMPIA II NAVIGATION LIMITED, SUI AN NAVIGATION LIMITED, PINGEL NAVIGATION LIMITED, EBBA NAVIGATION LIMITED and CLAN NAVIGATION LIMITED all of the Marshall Islands

We, ABN AMRO BANK N.V., refer to the supplemental agreement dated [              ] December 2017 (the “Supplemental Agreement”) relating to a secured facility agreement 30 May 2008 (as amended and supplemented by an Amending and Restating Deed dated 9 June 2010, and by supplemental agreements dated 20 May 2013, 13 March 2014, 30 June 2017 and 27 July 2017, the “Facility Agreement”) made between (amongst others) you as the Borrowers and ourselves as the Agent.

We hereby confirm that all conditions precedent referred to in Clause 3.1 of the Supplemental Agreement have been satisfied. In accordance with Clauses 1.2 and 2.1 of the Supplemental Agreement the Effective Date is the date of this confirmation and the amendments to the Facility Agreement are now effective.

Dated: [                 ] December 2017

Signed:_______________________________

for and on behalf of

ABN AMRO BANK N.V.

We on this 01st day of December 2017 hereby confirm and acknowledge that we have read and understood the terms and conditions of the above Supplemental Agreement and agree in all respects to the same and confirm that the Finance Documents to which we are respectively a party shall remain in full force and effect and shall continue to stand as security for the obligations of the Borrowers under the Facility Agreement (as amended by the Supplemental Agreement) and shall, without limitation, secure the indebtedness under the Facility Agreement and the Finance Documents.

/s/ Stratis Camatsos	/s/ Stratis Camatsos
Stratis Camatsos	Stratis Camatsos
for and on behalf of	for and on behalf of
VELOUR MANAGEMENT CORP.	BERTYL VENTURES CO.
(as Collateral Guarantor A)	(as Collateral Guarantor B)

/s/ Stratis Camatsos Stratis Camatsos	/s/ Stratis Camatsos Stratis Camatsos
for and on behalf of	for and on behalf of
EVIAN SHIPTRADE LTD.	ANTHIMAR MARINE INC.
(as New Guarantor A)	(a New Guarantor B)

/s/ Stratis Camatsos Stratis Camatsos	/s/ Stratis Camatsos Stratis Camatsos
for and on behalf of	for and on behalf of
ISOLDE SHIPPING INC.	RODMAN MARITIME CORP.
(as New Guarantor C)	(as New Guarantor D)

/s/ Stratis Camatsos Stratis Camatsos	/s/ Stratis Camatsos Stratis Camatsos
for and on behalf of	for and on behalf of
SILVANUS MARINE COMPANY	ENPLO SHIPPING LIMITED
(as New Guarantor E)	(as New Guarantor F)

/s/ Stratis Camatsos
Stratis Camatsos for and on behalf of
MORVEN CHARTERING INC.
(as New Guarantor G)

/s/ Stratis Camatsos
Stratis Camatsos for and on behalf of
NAVIOS SHIPMANAGEMENT INC.
(as Approved Manager)

/s/ Stratis Camatsos	/s/ Stratis Camatsos
Stratis Camatsos	Stratis Camatsos
for and on behalf of	for and on behalf of
NAVIOS MARITIME CONTAINERS INC.	NAVIOS PARTNERS CONTAINERS INC.
(as Corporate Guarantor)	(as Shareholder)